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                                Eaton Corporation
                         2004 Annual Report on Form 10-K
                                   Item 15(c)
                                 Exhibit 10(ee)

                             200_ STOCK OPTION GRANT
               STOCK OPTION AGREEMENT UNDER THE _______ STOCK PLAN


                                  OPTIONHOLDER:

                  DATE OF GRANT:
                  DATE OF EXPIRATION:

         OPTION PRICE:        $____          MARKET VALUE:

TOTAL NUMBER OF STOCK OPTIONS:
     INCENTIVE STOCK OPTION SHARES:
     NON-QUALIFIED STOCK OPTION SHARES:


EATON CORPORATION, an Ohio corporation (the "Company"), hereby grants to the Optionholder, in consideration of service by him or her to the Company or a subsidiary of the Company, the option to purchase from the Company common shares of the Company with a par value of fifty cents each (the "Common Shares") from time to time during a period which shall end at the close of business on the tenth anniversary of the date of the granting of this option, unless sooner terminated as hereinafter provided. For purposes of the foregoing sentence, "close of business" shall mean 5:00 P. M. Eastern Time on the day of such tenth anniversary unless that day falls on a Saturday, Sunday or other day when the Company's World Headquarters is not open for business, in which case "close of business" shall mean 5:00 P.M. Eastern Time on the immediately preceding day when the Company is open for business. This option is subject to, and is granted in accordance with, the _____ Stock Plan (the "____ Plan"), and upon the terms and conditions herein set forth. The Incentive Stock Option Shares (as specified above) are intended to qualify as an "Incentive Stock Option" under Section 422(a) of the Internal Revenue Code, as amended from time to time. The Nonqualified Stock Option Shares (as specified above) are not intended to qualify as an Incentive Stock Option. This option is subject to, and is granted in accordance with, the 2002 Stock Plan (the "_____ Plan"), and upon the terms and conditions herein set forth. For purposes of this Agreement, "subsidiary" shall mean an entity whose financial results are consolidated with those of the Company for purposes of the Statement of Consolidated Income included in the Company's annual report to shareholders.


I.    TERMS OF EXERCISE OF OPTION

      A.    By the Optionholder While an Employee of the Company or a Subsidiary

The Optionholder may exercise this option only after he or she remains in the continuous employment of the Company for a period of one year from the date of granting of this option and only as to the number of shares which become vested as set forth below. Employment by a subsidiary shall be counted as employment by the Company.

Subject to Section I. B. hereof, after one year of such continuous employment following the date of grant of this option, the Optionholder, while still so employed, may exercise this option as follows:

[insert vesting schedule here]
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200_ STOCK OPTION GRANT


The Compensation and Organization Committee of the Board of Directors of the Company (the "Committee") reserves the right to decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed to be an interruption of continuous employment.

      B. By the Optionholder When No Longer Employed by Either the Company or a Subsidiary

            1.    Retirement.

            If the Optionholder ceases to be an employee as a result of retirement on or after normal retirement age (age 65 for U.S. employees), or on or after age 50 and 10 years of service to the Company or a subsidiary (early retirement), he or she may exercise this option with respect to all Common Shares then subject to this option which are vested at the date of such retirement in accordance with the schedule set forth in Section I.A above, for a period not to exceed the shorter of the remaining term of this option or five years after the retirement date.

            2.    Divestiture of a Facility.

            If the Optionholder ceases to be an employee as a result of the divestiture of a facility where the Optionholder is employed, he or she may exercise this option with respect to all Common Shares then subject to this option, both vested and unvested, for a period not to exceed 90 days after the effective date of the divestiture. If the divestiture results in the retirement (as described in Subsection (1) of the Optionholder, then he or she may exercise this option with respect to all Common Shares then subject to this option (both vested and unvested) for a period not to exceed the shorter of the remaining term of the option or five years after the retirement date.

            3.    Other Terminations.

            If the Optionholder ceases to be an employee for any reason other than those described in Subsections (1) or (2), he or she may exercise this option only for the number of Common Shares which are vested at the time he or she ceased to be an employee, and he or she may exercise this option only for a period not to exceed 90 days following the termination of employment.

            4.    Company Discretion.

            In the case of a termination of an officer of the Company that is subject to Subsection (1) or (3), the officer may exercise this option for such number of Common Shares that is greater than the number provided by those Subsections as the Committee may authorize by acceleration of vesting or otherwise.

            In the case of the termination of an employee who is not an officer of the Company that is subject to Subsections (1) or (2), the employee may exercise this option for such number of Common Shares greater than provided by those Subsections as the Management Compensation Committee ("Management Committee") may authorize by acceleration of vesting or otherwise. In the case of any such termination, the Chief Executive Officer may also permit this option to become exercisable at specified times subsequent to retirement or termination of employment.

            The Optionholder should have no expectation that the Committee, the Management Committee or the Chief Executive Officer will take any discretionary action contemplated by this Subsection (4).


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      B.    By the Optionholder When No Longer Employed by Either the Company or
            a Subsidiary (continued)

            5.    Incentive Stock Options

            To receive favorable tax treatment afforded Incentive Stock Options, the Incentive Stock Option Shares must be exercised within 90 days of retirement or within one year of termination of employment in case of permanent and total disability. Incentive Stock Option Shares that are not exercised within those periods will, for tax purposes, be treated the same as Non-Qualified Stock Options.


      C.    By the Optionholder After Change in Position

If the Optionholder should be assigned to any position with the Company or its subsidiaries which is, in the sole and absolute discretion of the Committee, of lesser responsibility than that which is held by the Optionholder upon the date hereof, thereafter the Optionholder may exercise this option (during the term of the option) only for the number of Common Shares for which the option was exercisable at the time of such assignment or such greater number of Common Shares as determined by the Committee in the exercise of its sole and absolute discretion.

      D.    In Case of the Death of the Optionholder

Upon the death of the Optionholder, this option shall be exercisable by the Optionholder's estate, or by a person who has acquired the right to exercise this option by bequest or inheritance, (i) during the period of 12 months after the date of death (but no later than the end of the fixed term of the option) for the number of Common Shares for which the option was exercisable upon the date of death, and (ii) during such period of time, if any (but ending no later than the end of the fixed term of the option), which the Committee may determine in its sole and absolute discretion, for the number of Common Shares for which the Optionholder could have exercised this option in accordance with its terms prior to the expiration of that period of time if the Optionholder had lived.

      E.    Term

The option shall in no event be exercisable after the expiration of 10 years from the date of the granting of the option, notwithstanding anything to the contrary in Sections I. A, B, C or D above. The option hereby granted shall be considered terminated and cancelled, in whole or in part, to the extent that it can no longer be exercised under the terms hereof or under the terms of the 2002 Plan, for the Common Shares originally subject to this option, or in the event the Optionholder shall fail, within 60 days after the granting of this option, to deliver to the Company an acceptance of such option executed by him or her.


II. EXERCISING OPTION--RIGHTS AS A SHAREHOLDER

      A. Exercise and Payment

This option shall be deemed exercised when the person or estate entitled to exercise it shall indicate the decision to do so, as to all or any part of the Common Shares for which it may then be exercised, in a single writing delivered to the Company at its principal office or to other designated addresses and shall at that time tender to the Company payment in full for the Common Shares as to which the option is exercised in cash or by a check which shall be paid upon presentment to the bank upon which it was drawn, or by delivery to the Company of Common Shares owned by the Optionholder, or by tender of a combination of cash (or a check as herein described) and Common Shares. The aforesaid writing and tender of payment may be delivered by the Optionholder to the Company in advance of the date of exercise, effective as of that date. A partial exercise of this option shall not affect the right to exercise it from time to time thereafter as to the remaining Common Shares subject to the option. The Company shall notify the Optionholder of the expiration date of the fixed term of this option no less than 90 days, nor more than 180 days, in advance of such expiration date.


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200_ STOCK OPTION GRANT


II. EXERCISING OPTION--RIGHTS AS A SHAREHOLDER (CONTINUED)

      B.    Shareholder Rights

No holder of this option shall have any rights as a shareholder with respect to any Common Shares subject to the option unless and until he or she shall have received a certificate or certificates for such Common Shares. Subject to compliance with all the terms and conditions hereof and of the 2002 Plan, including all rules, regulations and determinations of the Committee, the Company shall, as promptly as possible after any exercise of this option, deliver a certificate or certificates for an appropriate number of Common Shares; provided, however, that no such certificate or certificates shall be so delivered unless and until adequate provision has, in the judgment of the Company, been made for any and all withholding taxes in respect of the exercise of the option.


III. TRANSFER OF OPTION

This option shall not be transferable otherwise than by will or the law of descent and distribution or to the extent permitted by rules or regulations under Section 16(b) under the Securities Exchange Act of 1934 (the "Exchange Act") and the Committee.


IV. COMPLIANCE WITH LAWS, REGULATIONS AND RULES

The Company will use its reasonable best efforts to comply with all federal and state laws and regulations and all rules for domestic stock exchanges on which its Common Shares may be listed, which apply to the issuance of the Common Shares subject to this option, and to obtain such consents and approvals to such issuance which it deems advisable from federal and state bodies having jurisdiction of such matters. However, anything herein to the contrary notwithstanding, this option shall not be exercisable, and the Company shall not be obligated to issue or deliver any certificate for shares subject to this option, in violation of any such laws, regulations or rules and unless and until such consents and approvals have been obtained. Any share certificate issued to evidence Common Shares as to which this option is exercised may bear such legends and statements as the Committee shall deem advisable to assure compliance with federal and state laws and regulations.

If a person or an estate purporting to acquire the rights to exercise this option by bequest or inheritance shall attempt to exercise this option, the Company may require reasonable evidence as to the ownership of this option and may request such consents and releases of taxing authorities as it deems advisable.


V. ADJUSTMENT UPON CHANGE OF SHARES

In the event of a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of shares, stock split, stock dividend, rights offering or other event affecting Common Shares, the number and class of Common Shares subject to this option, the price per share payable upon exercise of this option and the conditions on which this option shall become exercisable, shall be equitably adjusted by the Committee so as to reflect such change. No adjustment provided for in this Section V shall require the Company to sell or transfer a fractional share.


VI. EFFECT ON EMPLOYMENT

The granting of this option shall not give the Optionholder any right to be retained in the employ of the Company or any subsidiary, and shall not affect the right of the Company to terminate the employment of the Optionholder at any time with or without assigning a reason therefore to the same extent as the Company might have done if this option had not been granted.


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VII. COMPETITION BY OPTIONHOLDER

In the event that the Optionholder voluntarily leaves employment of the Company or a subsidiary and within one (1) year after exercise of any portion of this option enters into an activity as employee, agent, officer, director, principal or proprietor which, in the sole judgment of the Committee, is in competition with the Company or a subsidiary, the amount by which the fair market value per share on the date of exercise of any such portion exceeds the option price per Common Share hereunder, multiplied by the number of Common Shares subject to such exercised portion, shall inure to the benefit of the Company and the Optionholder shall pay the same to the Company, unless the Committee in its sole discretion shall determine that such action by the Optionholder is not inimical to the best interest of the Company or its subsidiaries.


VIII. CHANGE OF CONTROL

      A.    Exercise of Option

Notwithstanding anything in Section I.A to the contrary, effective upon a Change of Control of the Company (as defined below), this option shall become fully exercisable for 100% of the Common Shares subject to this option.

      B.    Definition

For the purpose of this Agreement, a "Change of Control" shall mean:

            1. The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either (i) the then outstanding common shares of the Company (the "Outstanding Common Shares") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection 1, the following acquisitions shall not constitute a Change of
                  Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

            2. Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

            3. Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Shares and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 75% of, respectively, the then outstanding common shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation,


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VIII. CHANGE OF CONTROL (CONTINUED)

      B.    Definition (continued)

            3.
                  a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Shares and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 25% or more of, respectively, the then outstanding common shares of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

            4. Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred as a result of any transaction or series of transactions which the Optionholder, or any entity in which the Optionholder is a partner, officer or more than 50% owner initiates, if immediately following the transaction or series of transactions that would otherwise constitute a Change of Control, the Optionholder, either alone or together with other individuals who are executive officers of the Company immediately prior thereto, beneficially owns, directly or indirectly, more than 10% of the then outstanding common shares of the Company or the corporation resulting from the transaction or series of transactions, as applicable, or of the combined voting power of the then outstanding voting securities of the Company or such resulting corporation.


IX. ENFORCEABILITY

This Agreement shall be binding upon and inure to the benefit of the Company, and its successors and assigns, and upon the personal representatives, executors, administrators, legatees and distributees of the Optionholder.


X. 2002 PLAN CONTROLS

The terms and conditions of the 2002 Plan, as amended from time to time in accordance with the provisions of Section 12 thereof, shall control the terms and conditions of this option, and anything contained in this Agreement inconsistent with or in violation of the terms and conditions of the 2002 Plan shall be of no force or effect and shall not be binding upon the Company or the Optionholder. The 2002 Plan and this Agreement represent the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, representations and understandings, whether written or oral.


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XI. CONSTRUCTION

It is intended that acquisition of this option by the Optionholder shall qualify for exemption from the provisions of Section 16(b) of the Exchange Act, and each and every provision of this Agreement shall be construed, interpreted and administered so that the grant of this option, whether made to an officer or director of the Company or to any other employee of the Company or a subsidiary, shall so qualify. Any provision of this Agreement that cannot be so construed, interpreted and administered shall be of no force or effect.


XII. GOVERNING LAW

This Agreement shall be construed in accordance with the laws of the State of Ohio, except as otherwise specifically provided herein.

                                                   EATON CORPORATION



ACCEPTANCE OF OPTION BY OPTIONHOLDER


Accepted by ________________________________
                         Signature

Date  ______________________________________


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